FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                            AND OTHER LOAN DOCUMENTS



         This FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (this "Amendment") is dated as of June 30, 1997 by and among BRENTWOOD SERVICE GROUP, INC., a New York corporation, COMPUTER CONSULTANTS FUNDING & SUPPORT, INC., a New York corporation, LABFORCE OF AMERICA, INC., a New York corporation, PRO UNLIMITED, INC., a New York corporation, PROFESSIONAL STAFFING FUNDING & SUPPORT, INC., a New York corporation, TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC., a New York corporation, UNIFORCE INFORMATION SERVICES OF TEXAS, INC., a New York corporation, UNIFORCE MIS SERVICES OF GEORGIA, INC., a Georgia corporation, UNIFORCE STAFFING SERVICES, INC., a New York corporation (the foregoing, collectively, "Borrowers" and individually, each a "Borrower"), HELLER FINANCIAL, INC., a Delaware corporation (in its individual capacity, Heller"), for itself as Lender, and as Agent for Lenders ("Agent"), SUMMIT BANK, a New Jersey banking corporation, as a Lender, and each Guarantor named in the Loan Agreement (as hereinafter defined) after giving effect to this Amendment.

                                    RECITALS

                  WHEREAS, Borrowers, Agent, Lenders and Guarantors are parties to that certain Loan and Security Agreement dated as of December 8, 1995 (as from time to time amended, restated, supplemented or otherwise modified, the "Loan Agreement"; capitalized terms used but not otherwise defined herein having the definitions provided therefor in the Loan Agreement); and

                  WHEREAS, the parties hereto desire to amend the Loan Agreement and certain other Loan Documents on the terms and conditions herein set forth.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the parties hereto agree as follows:


1. LIMITED CONSENT. Subject to the terms and conditions set forth in SECTION 5 of this Amendment and notwithstanding the provisions of Section 7.12 of the Loan Agreement, Agent and Requisite Lenders hereby consent to the establishment of PrO N.E., INC., a New York corporation ("PrO"), as a wholly-owned Subsidiary of PrO Unlimited, Inc., and USSI-NE CORP., a New York Corporation ("USSI"), as a wholly-owned Subsidiary of Uniforce Staffing Services, Inc.
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2.       AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS.

         (a) Subject to the terms and conditions set forth in SECTION 5 of this Amendment, the Loan Agreement is hereby amended as follows:

                  (i) The text "(or any amendment of this Agreement)" is inserted immediately after the text "this Agreement" contained in clause (a) of the definition of Revolving Loan Commitment set forth in
         Section 1.1 of the Loan Agreement.

                  (ii) The text "(or any amendment of this Agreement)" is inserted immediately after the text "this Agreement" contained in clause (a) of the definition of Term Loan Commitment set forth in
         Section 1.1 of the Loan Agreement.

                  (iii) The text of subsection 2.1(A) of the Loan Agreement is replaced with the following text:

                  "TERM LOAN. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Holdings and Borrowers herein set forth, each Lender, severally, agrees to advance to Borrowers, on June 30, 1997, its Pro Rata Share of the Term Loan. After giving effect to such advances, the Term Loan shall have an initial aggregate outstanding balance of $6,000,000. The Term Loan shall be funded in one drawing and shall be a joint and several obligation of Borrowers. Amounts borrowed under this SUBSECTION 2.1(A) and repaid may not be reborrowed. The principal amount of the Term Loan shall be payable in thirty-six (36) consecutive installments on the first day of each month of each calendar year, commencing August 1, 1997, in amount of (i) $166,667 (or such lesser principal amount as shall then be outstanding) for the first thirty-five of such installments and (ii) $166,655 (or, if different, the then remaining balance of the Term Loan) for the final such installment (each, a "Scheduled Installment")."

                  (iv) The text "$32,000,000" contained in subsection 2.1(B) of the Loan Agreement is replaced with the text "$40,000,000".

                  (v) The first sentence of subsection 2.2(A) of the Loan Agreement is replaced with the following text:

                  "The Loans and all other Obligations shall bear interest from the date such Loans are made or such other Obligations become due to the date paid at a rate per annum equal to (i)

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                  in the case of Base Rate  Loans,  (a) the Base Rate  minus one quarter of one percent (.25%) with respect to the Revolving Loan, and (b) the Base Rate with respect to the Term Loan and
                  (ii) in the case of LIBOR Rate Loans, (a) the LIBOR Rate plus one and three-quarters of one percent (1.75%) with respect to the Revolving Loan and (b) the LIBOR Rate plus two percent (2.00%) with respect to the Term Loan (each, an "Interest Rate")."

                  (vi) The text of subsection 2.3(A) of the Loan Agreements is replaced with the following text:

                  "CLOSING FEE. Borrowers shall pay to Agent, for the ratable benefit of the Lenders, on June 30, 1997, a closing fee of $41,250."

                  (vii) The text "one-half of one percent (.50%)" contained in subsection 2.3(B) of the Loan Agreement is replaced with the text "three-eighths of one percent (.375%)".

                  (viii) The text of subsection 2.3(E) of the Loan Agreement is replaced with the following text:

                  "COLLATERAL MONITORING FEE. On June 30, 1997 and on the first day of each calendar quarter thereafter, commencing October 1, 1997, Borrowers shall pay to Agent, for its own account, a nonrefundable collateral monitoring fee of $6,250."

                  (ix) The text "December 1, 1998" contained in Section 2.5 of the Loan Agreement is replaced with the text "June 30, 2000".

                  (x) The text "$1,250,000" contained in Section 6.4 of the Loan Agreement is replaced with the text "$1,600,000".

                  (xi) The text "$1,500,000"  contained in clause (c) of Section
         7.1 of the Loan Agreement is replaced with the text "$1,800,000".

                  (xii) The text "$2,500,000" in each place contained in subclause (i)(y) of subsection 7.6(B)(9) of the Loan Agreement is in each case replaced with the text $2,000,000".

         (b) The Guaranty is hereby amended by including PrO and USSI in the definition of "Guarantors" contained therein.


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         (c) The Guarantor Security Agreement is hereby amended by including PrO and USSI in the definition of "Grantors" contained therein.

         (d) The Pledge Agreement is hereby amended by (i) including the capital stock of PrO and USSI in the definition of "Pledged Shares" contained therein and (ii) including PrO and USSI in the definition of "Subsidiary" contained therein.

         (e) The Loan Documents are hereby amended by inserting into each of the applicable schedules to the Loan Documents the information contained in the corresponding supplemental schedules attached hereto.

3.       UNDERSTANDINGS.

         (a) By its execution and delivery hereof, each of PrO and USSI agrees, from and after the date hereof, to be a party to the Guaranty, Guarantor Security Agreement and Loan Agreement and, as such, to assume all of its obligations under the Loan Documents to which it is a party, and to make and be bound by all of the representations, warranties, covenants, terms and conditions of the Guaranty, Guarantor Security Agreement and Loan Agreement as if it were a direct signatory thereto, all of which representations, warranties, covenants, terms and conditions are incorporated herein by this reference.

         (b) By its execution and delivery hereof, each Person which was a Loan Party prior to the date hereof hereby reaffirms the validity of its obligations under the Loan Documents to which it is a party and acknowledges and agrees that each of PrO and USSI shall hereafter be parties to the Guaranty, Guarantor Security Agreement and Loan Agreement and shall be bound by the terms and conditions of each such Loan Document as if each were a direct signatory thereto.

         (c) By its execution and delivery hereof, each Pledgor under the Pledge Agreement confirms that the capital stock of PrO and USSI shall be subject to the terms and conditions of the Pledge Agreement.

4. REPRESENTATIONS AND WARRANTIES. The Loan Parties jointly and severally represent and warrant to Agent and Lenders that the execution, delivery and performance by each Loan Party of this Amendment are within each such Person's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approval) of each such Person, have received all necessary governmental approvals, and do not and will not contravene or conflict with any provision of law applicable to any such Person, the certificate or articles of incorporation or bylaws of any such Person, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon any such Person; and this Amendment, the Loan Agreement, as amended hereby, and each Loan Document is the

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legal,  valid  and  binding  obligation  of  each  Loan  Party,  as  applicable, enforceable against each such Person in accordance with its terms.

5. CONDITIONS. The effectiveness of the amendments stated in this Amendment is subject to satisfaction of the following conditions:

         (a) On or prior to the date hereof (except as set forth in clause (v) below), the following conditions shall have been satisfied in a manner, and in form and substance, as the case may be, reasonable acceptable to Agent:

                  (i) AMENDMENT. This Amendment shall have been duly executed by all parties hereto and delivered to Agent.

                  (ii) NOTES. The Amended Revolving Notes and the Amended Term Notes shall have been duly executed and delivered to Agent.

                  (iii) FINANCIAL CONDITION CERTIFICATE. A certificate of the chief financial officer of Borrower Representative, dated the date hereof, shall have been duly executed and delivered to Agent, stating that, after giving effect to the Loans and the other transactions contemplated by the Loan Agreement, as amended hereby, each Borrower will remain "solvent" (in accordance with the description of such term contained in Section 4.16 of the Loan Agreement.

                  (iv) SECRETARIES CERTIFICATES. A certificate of the Secretary or an assistant secretary of each Loan Party, dated the date hereof, shall have been duly executed and delivered to Agent, stating that (i) the certificate of incorporation and by-laws of such Loan Party, as most recently delivered to Agent, and are in full force and effect without modification or amendment (provided that, in the case of PrO and USSI, such certification shall be with respect to the attached by-laws and, to the extent state certified versions are unavailable, attached non-state certified certificates of incorporation of PrO and
         USSI), (ii) the names and signatures of the officers of such Loan Party authorized to execute and deliver the Loan Documents to which such Loan Party is a party are set forth on such certificate, (iii) the resolutions of the Board of Directors of such Loan Party authorizing and approving the execution, delivery and performance of the Loan Documents to which it is a party are in full force and effect without modification or amendment and are attached to such certificate and (iv) each Loan Party is in good standing and qualified to do business in its state of incorporation, the state in which its principal places of business is located and in each jurisdiction where the failure of such Loan Party to be so qualified could reasonably be expected to have a Material Adverse Effect.

                  (v) TENNESSEE RECORDING TAX. A UCC-3 financing statement amending the recording tax information contained in the UCC-1 financing statement filed in

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
         Tennessee as document number 498544 with respect to Brentwood, together with the related Sworn Statement of Apportionment, shall have been duly executed and, within three (3) days after the date hereof, properly filed on behalf of Brentwood, together with payment of all necessary recording taxes, in the appropriate office in the State of Tennessee.

                  (vi) LEGAL OPINIONS. A legal opinion of counsel to the Loan Parties, as well as a legal opinion of special Tennessee counsel to Brentwood, each dated the date hereof and in substantially the form previously delivered by such counsel to Agent, shall have been duly executed and delivered to Agent.

                  (vii) SCHEDULES. Agent shall have received supplemental schedules to the Loan Documents containing all information required to be reflected on the schedules to the Loan Documents in respect of PrO and USSI (and Brentwood, as indicated below), including, without limitation, Schedules 4.1(B), 4.6 (as to Brentwood) and 4.7 of the Loan Agreement, Schedule II of the Guarantor Security Agreement and Schedule I of the Pledge Agreement.

                  (viii) PLEDGED SHARES. Original stock certificates representing all of the issued and outstanding capital stock of PrO and USSI shall have been duly executed and delivered to Agent, together with undated stock powers therefor duly endorsed in blank.

                  (ix) INTELLECTUAL PROPERTY ASSIGNMENTS. To the extent PrO or USSI maintains any copyrights, patents, trademarks or licenses, Intellectual Property Assignments with respect thereto shall have been duly executed and delivered to Agent.

                  (x) UCC FILINGS. Executed UCC-1 financing statements with respect to each jurisdiction in which PrO or USSI maintains Collateral, and with respect to each additional name under which Brentwood is registered to do business in the State of Tennessee, shall have been duly executed and delivered to Agent, such that, after the filing thereof, Agent, on behalf of Lenders, shall have a valid and perfected first priority security interest in the Collateral purported to be covered thereby, subject only to permitted encumbrances.

                  (xi) APPOINTMENT OF AGENT FOR SERVICE. A letter (or letters) appointing Olshan Grundman Frome and Rosenzweig LLP as agent for service of process in the State of New York on behalf of the Loan Parties to and including the Termination Date shall have been duly executed and delivered to Agent.

                  (xii) FEES. The Closing Fee and the initial Collateral Monitoring Fee shall have been delivered to Agent in immediately available funds.


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
                  (xiii) OPENING AVAILABILITY. After giving effect to the consummation of the transactions contemplated hereunder on the date hereof and the payment by Borrowers of all costs, fees and expenses relating thereto, the Maximum Revolving Loan Amount on the such date shall exceed the principal balance of the Revolving Loans plus the Letter of Credit Reserve by at least $5,000,000.

                  (xiv) SYNDICATION. On or prior to the date hereof, Lenders other than Heller shall have Total Loan Commitments of at least $11,000,000 in the aggregate.

                  (xv) NO DEFAULT. No Default or Event of Default under the Loan Agreement, as amended hereby, shall have occurred and be continuing.

                  (xvi) WARRANTIES AND REPRESENTATIONS. The warranties and representations of each Loan Party contained in this Amendment, the Loan Agreement, as amended hereby, and the other Loan Documents shall be true and correct as of the date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, in which case such warranties and representations shall have been true and correct as of such earlier date.

                  (xvii) OTHER DOCUMENTS. Such other documents as Agent may reasonably request for a secured financing transaction of the nature contemplated by the Loan Documents.

         (b) As soon as possible and, in any event, within ten (10) Business Days after the date hereof, the following conditions shall have been satisfied in a manner, and in form and substance, as the case may be, reasonable acceptable to Agent:

                  (i) BLOCKED ACCOUNT AGREEMENTS. To the extent PrO or USSI maintains any depository accounts, Blocked Account Agreements with respect thereto shall have been duly executed by all parties thereto and delivered to Agent.

                  (ii) LANDLORD'S WAIVERS AND CONSENTS. To the extent PrO or USSI maintains any lease with respect to its principal place of business or any location of books and records relating to its business, such Loan Party shall use its best efforts to deliver to Agent a landlord's waiver and consent duly executed by all applicable parties with respect to such lease.

                  (iii) INSURANCE POLICIES AND ENDORSEMENTS. Copies of insurance policies of PrO and USSI, with duly executed endorsements naming Agent, on behalf of Lenders, as loss payee on all property and casualty policies of PrO and USSI and naming Agent and each Lender additional insured on all liability policies of PrO and USSI, shall have been delivered to Agent.

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
                  (iv) CHARTER AND GOOD STANDING. Certified copies of the certificates of incorporation of PrO and USSI (to the extent not provided pursuant to subclause (a)(iv) above), together with good standing certificates from the respective states of incorporation and the respective states in which the principal places of business of each such Loan Party is located and from all states where the failure of such Loan Party to be so qualified could reasonably be expected to have a Material Adverse Effect, shall have been delivered to Agent.

                  (v) OTHER DOCUMENTS. Such other documents as Agent may reasonably request for a secured financing transaction of the nature contemplated by the Loan Documents.

6. CONTINUING LOANS. Notwithstanding this Amendment, the Loans owing to Lenders by Borrowers under the Loan Agreement that remain outstanding as of the date hereof shall constitute continuing Obligations of all Borrowers under the Loan Agreement and shall continue to be secured by the Collateral, and this Amendment shall not be deemed to evidence or result in a novation, or repayment and reborrowing, of such Loans.

7.       MISCELLANEOUS.

         (a)  CAPTIONS.   Section  captions  used  in  this  Amendment  are  for
convenience only, and shall not affect the construction of this Amendment.

         (b) GOVERNING LAW. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         (c) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         (d) SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon, and shall inure to the sole benefit of the Loan Parties, Agent and Lenders, and their respective successors and assigns; provided that no Loan Party shall be entitled to assign its rights or obligations hereunder without the prior written consent of Agent and Lenders.

         (e) REFERENCES. Any reference to the Loan Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution

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and delivery of this Amendment shall be deemed to include this Amendment  unless the context shall otherwise require.

         (f) CONTINUED EFFECTIVENESS. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement; instead, it is the express intention of the parties hereto to reaffirm the Indebtedness created under the Loan Agreement which is evidenced by the Notes and secured by the Collateral. The Loan Agreement, as amended hereby, and each of the other Loan Documents shall remain in full force and effect.

         (g) COSTS. EXPENSES AND INDEMNITY. Borrowers affirm and acknowledge that Section 10.1 and Section 10.2 of the Loan Agreement apply to this Amendment and the transactions and agreements and documents contemplated hereunder, and the Loan Parties affirm and acknowledge their obligation to reimburse Agent for the costs and expenses incurred in connection with lien searches conducted on behalf of Agent pursuant to this Amendment.

                            [signature pages follow]


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         IN WITNESS WHEREOF, this Fifth Amendment to Loan and Security Agreement and Other Loan Documents has been duly executed and delivered as of the day and year first above written.


                             BORROWERS:

                             COMPUTER CONSULTANTS
                               FUNDING & SUPPORT, INC. LABFORCE OF
                             AMERICA, INC. PRO UNLIMITED, INC.
                             PROFESSIONAL STAFFING
                               FUNDING & SUPPORT, INC.
                             TEMPORARY HELP INDUSTRY
                               SERVICING COMPANY, INC.
                             UNIFORCE INFORMATION SERVICES
                               OF TEXAS, INC.
                             UNIFORCE MIS SERVICES OF GEORGIA, INC.
                             UNIFORCE STAFFING SERVICES, INC.


                             By:
                             Title: Vice President

                             BRENTWOOD SERVICE GROUP, INC.

                             By:
                             Title: President


                             GUARANTORS:
                             BRANNON & TULLY, INC.
                             E.O. OPERATIONS CORP.
                             E.O. SERVICING CO., INC.
                             PRO N.E., INC.
                             STAFFING INDUSTRY FUNDING &
                               SUPPORT, INC.
                             TEMPFUNDS INTERNATIONAL, INC.
                             THISCO OF CANADA, INC.
                             UNIFORCE INFORMATION SERVICES, INC.
                             UNIFORCE MEDICAL OFFICE SUPPORT, INC.
                             UNIFORCE PAYROLLING SERVICES, INC.
                             UNIFORCE SERVICES, INC.


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
USI, INC. OF CALIFORNIA
USSI-NE CORP.
UTS OF DELAWARE, INC.
UTS CORP. OF MINNESOTA

By:
Title: Vice President


HELLER FINANCIAL, INC., as Agent and a Lender

By:
Title: Senior Vice President
Revolving Loan Commitment:
$28,509,880

Term Loan Commitment:
S 4,276,482

SUMMIT BANK, as a Lender


By:
Title: Vice President

Revolving Loan Commitment:
$11,490,120

Term Loan Commitment:
$ 1,723,518




                              [signature pages end]

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